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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 27, 2005
                        (Date of earliest event reported)

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                               GSI COMMERCE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-16611               04-2958132
      (State or other             (Commission File No.)      (IRS Employer
jurisdiction of incorporation)                             Identification No.)

                   935 First Avenue, King of Prussia, PA 19406
              (Address of principal executive offices and zip code)

                                 (610) 265-3229
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 27, 2005, GSI Commerce, Inc. (the "Registrant") issued a press release announcing its results for the second fiscal quarter ended July 2, 2005 and certain other information. A copy of this press release is furnished as part of this report and incorporated herein by reference.

     This press release (included as Exhibit 99.1) contains adjusted EBITDA, merchandise sales and certain ratios that use merchandise sales which may be considered non-GAAP financial measures. The Registrant uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which may fluctuate materially due to fluctuations in the price of the Registrant's common stock both on a quarterly and annual basis, and does not consistently reflect the Registrant's results from its core business activities. The Registrant also uses merchandise sales as a metric for operating its business. Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and business management costs such as department staffing levels in partner services are related to the amount of sales made through the Registrant's platform, whether or not the Registrant records the revenue from such sales. The Registrant believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to GAAP net revenue as well as the non-GAAP financial measure merchandise sales and the percentages that such expenses bear to net revenues and merchandise sales.

     In the Registrant's conference call to be held on July 27, 2005 at 4:45 p.m. EDT to discuss the Registrant's fiscal 2005 second quarter results and expectations for future performance, the Registrant plans to use incremental adjusted EBITDA and certain ratios that use incremental adjusted EBITDA. Incremental adjusted EBITDA is the change in adjusted EBITDA period to period. The Registrant believes that investors will have a more detailed understanding of the Registrant's performance period to period without taking into account certain expenses which do not consistently reflect the Registrant's results from its core business activities. A reconciliation of incremental adjusted EBITDA and certain ratios that use incremental adjusted EBITDA is included in this Form 8-K.

     These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in the press release and to be included the conference call have been reconciled to the nearest GAAP measure as is required under Securities and Exchange Commission rules.

     As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

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                       GSI COMMERCE, INC. AND SUBSIDIARIES
     INCREMENTAL NET REVENUE AND INCREMENTAL ADJUSTED EBITDA RECONCILIATION
                                 TO GAAP RESULTS
                                 (In thousands)
                                   (Unaudited)

                                                             2Q03                 2Q04                  2Q05
                                                       (3 months ended)      (3 months ended)      (3 months ended)
                                                      -----------------     -----------------     -----------------
Net Revenue                                           $          50,348     $          64,689     $          91,646
Adjusted EBITDA                                                    (929)                 (535)                2,526
Period over period change in Net Revenue
(Incremental Net Revenue)                                                              14,341                26,957
Period over period change in Adjusted EBTIDA
(Incremental Adjusted EBITDA)                                                             394                 3,061
Incremental Adjusted EBITDA/Incremental Net Revenue                                       2.7%                 11.4%

Adjusted EBITDA                                       $            (929)    $            (535)    $           2,526
Interest expense                                                      -                    54                   413
Interest income                                                    (290)                 (242)                 (475)
Taxes                                                                 -                     -                     -
Stock-based compensation                                            404                   153                 1,748
Depreciation and amortization                                     2,734                 2,646                 3,617
                                                      -----------------     -----------------     -----------------
Net Income (loss)                                     $          (3,777)    $          (3,146)    $          (2,777)
                                                      =================     =================     =================
Incremental Net Income (loss)                                               $             631     $             369
Incremental Net Loss/Incremental Net Revenue                                              4.4%                  1.4%

                                                       PRIOR 12 MONTHS        LAST 12 MONTHS
                                                      (July 03-June 04)      July 04-June 05)
                                                      -----------------     -----------------
Net Revenue                                           $         273,649     $         387,379
Adjusted EBITDA                                                   2,262                19,519
Period over period change in Net Revenue
(Incremental Net Revenue)                                                              113,730
Period over period change in Adjusted EBTIDA
(Incremental Adjusted EBITDA)                                                           17,257
Incremental Adjusted EBITDA/Incremental Net Revenue                                      15.2%

Adjusted EBITDA                                       $           2,262     $          19,519
Interest expense                                                     54                 1,130
Interest income                                                  (1,038)               (1,448)
Taxes                                                                 -                     -
Stock-based compensation                                          2,023                 4,338
Depreciation and amortization                                    11,199                12,438
                                                      -----------------     -----------------
Net Income (loss)                                     $          (9,976)    $           3,061
                                                      =================     =================
Incremental Net Income (loss)                                               $          13,037
Incremental Net Loss/Incremental Net Revenue                                             11.5%

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release, dated July 27, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GSI COMMERCE, INC.

                                                 By:  /s/ Michael G. Rubin
                                                      --------------------------
                                                      Michael G. Rubin
                                                      Chairman, Co-President and
                                                      Chief Executive Officer

Dated: July 27, 2005

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                                  Exhibit Index

Exhibit No.    Description
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99.1           Press Release, dated July 27, 2005